UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2012

The GEO Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-14260	65-0043078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2012, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended April 1, 2012, updating its financial guidance for full year 2012 and issuing its financial guidance for the second quarter 2012, and announcing its acceleration of the implementation of its previously announced dividend policy so that GEO now expects to declare a quarterly cash dividend beginning in the third quarter 2012 and GEO’s expectation to increase such quarterly dividend to $.15 per quarter beginning in the fourth quarter of 2012, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on May 7, 2012 to discuss its financial results for the quarter ended April 1, 2012, its updated financial guidance for 2012, its announced financial guidance for second quarter 2012 and the acceleration of the implementation of GEO’s dividend policy to the third quarter 2012 as well as GEO’s plans to increase the quarterly cash dividend beginning in the fourth quarter of 2012, a transcript of which is furnished hereto as Exhibit 99.2. Supplemental disclosure for the quarter ended April 1, 2012 is furnished hereto as Exhibit 99.3.

In the Press Release, GEO provided Pro Forma Net Income, Adjusted EBITDA and Adjusted Funds from Operations for the quarter ended April 1, 2012 and the comparable prior-year period that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Pro Forma Net Income is defined as net income adjusted for net income/loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid and proposal expenses, net of tax, and M&A-related expenses, net of tax. GEO believes that Pro Forma Net Income is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Net Income to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted EBITDA is defined as net income before net interest expense, income tax provision, depreciation and amortization, and tax provision on equity in earnings of affiliate, adjusted for net income/loss attributable to non-controlling interests, start-up/transition expenses, stock-based compensation, pre-tax, pre-tax, international bid and proposal expenses, pre-tax, and M&A-related expenses, pre-tax. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Adjusted Funds From Operations is defined as net income excluding net income/loss attributable to non-controlling interests, depreciation and amortization, income tax provision, income taxes refunded/paid, stock-based compensation, maintenance capital expenditures, equity in earnings of affiliates, net of tax, amortization of debt costs and other non-cash interest, start-up/transition expenses, M&A-related expenses, and international bid and proposal expenses. GEO believes that Adjusted Funds From Operations is useful to investors as it provides information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Adjusted Funds From Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Safe-Harbor Statement

This Form 8-K and the exhibits furnished thereto contain forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for second quarter 2012 and full year 2012, our expectation to declare quarterly cash dividends and the timing, amount and any future increase of such dividends, and our estimates regarding the timing of when the acquisition of 100% of the partnership interests in MCF will be accretive. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the Form 10-K, 10-Q and 8-K reports.

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of The GEO Group, Inc. was held on May 4, 2012. The following matters were voted on at the meeting: (1) the election of six directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2012 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2012 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, (4) the approval of the adoption of The GEO Group, Inc. 2011 Employee Stock Purchase Plan, (5) the vote on a shareholder proposal requesting director election by the majority vote standard, (6) the vote on a shareholder proposal requesting the review, development and adoption of human rights policies, and (7) the vote on a shareholder proposal requesting annual disclosure of lobbying information. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.	All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Withheld	Broker Non-Votes
Clarence E. Anthony	54,325,995	872,880	3,121,134
Norman A. Carlson	54,273,446	925,427	3,121,136
Anne N. Foreman	49,276,329	5,922,546	3,121,134
Richard H. Glanton	49,119,710	6,079,165	3,121,134
Christopher C. Wheeler	49,258,588	5,940,287	3,121,134
George C. Zoley	53,933,548	1,265,327	3,121,134

2.	The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2012 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	58,221,332
Against:	91,187
Abstain:	7,490
Broker Non-Votes:	—

3.	The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	33,158,960
Against:	22,008,761
Abstain:	31,154
Broker Non-Votes:	3,121,134

4.	The shareholders approved the adoption of The GEO Group, Inc. 2011 Employee Stock Purchase Plan, by the votes set forth in the table below:

For:	54,170,450
Against:	268,945
Abstain:	759,480
Broker Non-Votes:	3,121,134

5.	The shareholders approved the shareholder proposal requesting director election by the majority vote standard, by the votes set forth in the table below:

For:	35,711,520
Against:	19,470,360
Abstain:	16,995
Broker Non-Votes:	3,121,134

6.	The shareholders did not approve the shareholder proposal requesting the review, development and adoption of human rights policies, by the votes set forth in the table below:

For:	13,260,668
Against:	32,311,790
Abstain:	9,626,417
Broker Non-Votes:	3,121,134

7.	The shareholders did not approve the shareholder proposal requesting annual disclosure of lobbying information, by the votes set forth in the table below:

For:	8,613,190
Against:	38,435,717
Abstain:	8,149,968
Broker Non-Votes:	3,121,134

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 7, 2012, announcing GEO’s financial results for the quarter ended April 1, 2012.

99.2	Transcript of Conference Call, held on May 7, 2012, discussing GEO’s financial results for the quarter ended April 1, 2012.

99.3	Supplemental Disclosure for the quarter ended April 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 10, 2012	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)